Exhibit 99.1

Material Sciences to Delay Filing Fourth Quarter and Fiscal 2006 Financial Statements

ELK GROVE VILLAGE, Ill., — Material Sciences Corporation (NYSE: MSC - News), a leading provider of material-based solutions for acoustical and coated metal applications, today announced that it will file a Rule 12b-25 notification of late filing for its fourth quarter and fiscal 2006 financial results for the period ended February 28, 2006 and its 2006 annual report on Form 10-K for the year ended February 28, 2006.

The company has substantially completed the review of its fourth quarter and fiscal 2006 financial statements and internal control over financial reporting as required under Section 404 of the Sarbanes-Oxley Act. The company fully expects to complete all work and file its Form 10-K within the additional 15-day period afforded by Rule 12b-25.

On May 8, 2006, MSC received a notice from the Securities and Exchange Commission requesting the company to voluntarily produce information regarding the material weaknesses in MSC’s internal control over financial reporting disclosed, or as described in its annual report on Form 10-K/A for the year ended February 28, 2005. MSC is fully cooperating with the Commission’s request.

About Material Sciences

Material Sciences Corporation is a leading provider of material-based solutions for acoustical and coated metal applications. MSC uses its expertise in materials, which it leverages through relationships and a network of partners, to solve customer-specific problems, overcoming technical barriers and enhancing performance. MSC differentiates itself on the basis of its strong customer orientation and knowledge of materials combined with the offer of specific value propositions that define how it will create and share economic value with its customers. The Company’s stock is traded on the New York Stock Exchange under the symbol MSC.

This news release contains forward-looking statements that are based on current expectations, forecasts and assumptions. MSC cautions the reader that the following factors could cause its actual outcomes and results to differ materially from those stated or implied in the forward-looking statements: impact of changes in the overall economy; changes in the business environment, including the transportation, building and construction, electronics and durable goods industries; competitive factors, including domestic and foreign competition for both acoustical and coated metal applications as well as changes in industry capacity; the Company’s ability to satisfy in a timely manner the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 and the rules and regulations adopted under them; changes in laws, regulations, policies or other activities of governments, agencies or similar organizations (including the ruling under Section 201 of the Trade Act of 1974); the stability of governments and business conditions inside and outside of the U.S., which may affect a successful penetration of the Company’s products; acts of war or terrorism; acceptance of brake damping materials, engine components and body panel laminate parts by customers in North America and Europe; the successful completion and operation of the Applications Research Center; increases in the prices of raw and other material inputs used by the Company, as well as availability; the loss, or changes in the operations, financial condition or results of operations, of one or more of the Company’s significant customers; the impact of future warranty expenses; environmental risks, costs, recoveries and penalties associated with the Company’s past and present manufacturing operations; and other factors, risks and uncertainties identified in Part II, Item 7 of the Company’s Annual Report on Form 10-K/A for the year ended February 28, 2005, filed with the Securities and Exchange Commission on January 9, 2006. MSC undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. Additional information about Material Sciences through the Internet is available at http://www.matsci.com.